UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          July 29, 1997 (July 29, 1997)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



    New Jersey                     0-11201                   22-1642321
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)



       41 Fairfield Place, West Caldwell, New Jersey         07006-6287
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         (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code      (201) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press release dated July 29, 1997 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.      Press Release of Registrant dated July 29, 1997.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MERRIMAC INDUSTRIES, INC.
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                                                (Registrant)


                                            By /s/Robert V. Condon
                                              --------------------------------
                                              Robert V. Condon
                                              Vice President, Finance and
                                                Chief Financial Officer


Date:  July 29, 1997

                                  EXHIBIT INDEX



                                                                Sequentially
Exhibit                                                         Numbered Page
-------                                                         -------------


   20.   Press Release of Registrant dated
         July 29, 1997.